
VONS


SAFEWAY

2nd QUARTER 2015

SUPPLEMENTAL INFORMATION

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Retail Opportunity Investments Corporation
8905 Towne Centre Drive Suite 108
San Diego, CA 92122

www.roireit.net



Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of June 30, 2015, ROIC owned 64 shopping centers encompassing approximately 7.7 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	As Of 06/30/15	As Of 12/31/14
ASSETS:		
Real Estate Investments:		
Land	$ 582,259	$ 550,078
Building and improvements	1,338,918	1,235,820
Less: accumulated depreciation	(110,592)	(88,173)
Real Estate Investments, net	1,810,585	1,697,725
Cash and cash equivalents	7,541	10,773
Restricted cash	775	514
Tenant and other receivables, net	23,509	23,025
Deposits	3,500	4,500
Acquired lease intangible assets, net of accumulated amortization	69,438	71,433
Prepaid expenses	899	2,454
Deferred charges, net of accumulated amortization	38,724	39,731
Other	1,466	1,541
TOTAL ASSETS	$ 1,956,437	$ 1,851,696
LIABILITIES:		
Credit facility	$ 286,000	$ 156,500
Senior Notes Due 2023	246,344	246,174
Senior Notes Due 2024	246,664	246,521
Mortgage notes payable	76,082	94,183
Acquired lease intangible liabilities, net of accumulated amortization	122,785	118,359
Accounts payable and accrued expenses	10,902	12,173
Tenants' security deposits	4,168	3,961
Other liabilities	12,596	11,043
TOTAL LIABILITIES	1,005,541	888,914
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	9	9
Additional paid-in-capital	1,025,398	1,013,561
Accumulated deficit	(103,536)	(80,976)
Accumulated other comprehensive loss	(7,813)	(8,882)
Total Retail Opportunity Investments Corp. stockholders' equity	914,058	923,712
Non-controlling interests	36,838	39,070
TOTAL EQUITY	950,896	962,782
TOTAL LIABILITIES AND EQUITY	$ 1,956,437	$ 1,851,696

The above information should be read in conjunction with ROIC's Form 10-Q for the quarter ended June 30, 2015 and Form 10-K for the year ended December 31, 2014.

ROIC

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/15	06/30/14	06/30/15	06/30/14
REVENUES:				
Base rents	$ 36,028	$ 28,135	$ 71,230	$ 55,672
Recoveries from tenants	9,841	8,380	19,530	15,994
Other income	346	400	577	1,599
TOTAL REVENUES	46,215	36,915	91,337	73,265
OPERATING EXPENSES:				
Property operating	$ 6,854	$ 5,935	$ 13,779	$ 12,197
Property taxes	4,686	3,818	9,418	7,406
Depreciation and amortization	16,874	14,257	34,508	27,621
General and administrative expenses	3,654	2,776	6,295	5,337
Acquisition transaction costs	245	311	416	529
Other expense	104	130	253	347
TOTAL OPERATING EXPENSES	32,417	27,227	64,669	53,437
OPERATING INCOME	13,798	9,688	26,668	19,828
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(8,387)	(6,956)	(16,881)	(13,830)
Gain on sale of real estate	-	3,319	-	3,319
TOTAL NON-OPERATING INCOME (EXPENSES)	(8,387)	(3,637)	(16,881)	(10,511)
NET INCOME	$ 5,411	$ 6,051	$ 9,787	$ 9,317
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(210)	(217)	(386)	(352)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 5,201	$ 5,834	$ 9,401	$ 8,965
NET INCOME PER COMMON SHARE - BASIC	$ 0.05	$ 0.08	$ 0.10	$ 0.12
NET INCOME PER COMMON SHARE - DILUTED	$ 0.05	$ 0.07	$ 0.10	$ 0.12
Weighted average common shares outstanding - basic	93,586	76,998	93,339	74,888
Weighted average common shares outstanding - diluted	97,612	81,168	97,425	79,166

The above information should be read in conjunction with ROIC's Form 10-Q for the quarter ended June 30, 2015 and Form 10-K for the year ended December 31, 2014.

ROIC

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/15	06/30/14	06/30/15	06/30/14
Funds from Operations (FFO) [1] *:*				
Net income attributable to ROIC common stockholders	$ 5,201	$ 5,834	$ 9,401	$ 8,965
Plus:				
Depreciation and amortization expense	16,874	14,257	34,508	27,621
(Gain) Loss on Sale of Real Estate	-	(3,319)	-	(3,319)
FUNDS FROM OPERATIONS - BASIC	$ 22,075	$ 16,772	$ 43,909	$ 33,267
Net income attributable to non-controlling interests	210	217	386	352
FUNDS FROM OPERATIONS - DILUTED	$ 22,285	$ 16,989	$ 44,295	$ 33,619
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.24	$ 0.22	$ 0.47	$ 0.44
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.23	$ 0.21	$ 0.45	$ 0.42
Weighted average common shares outstanding - basic	93,586	76,998	93,339	74,888
Weighted average common shares outstanding - diluted	97,612	81,168	97,425	79,166
Common dividends per share	$ 0.17	$ 0.16	$ 0.34	$ 0.32
FFO Payout Ratio	73.9%	76.2%	75.6%	76.2%

(1) - Funds from operations ("FFO"), is a widely recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:						
Crossroads Shopping Center	$	48,145	6.5%	3.0%	09/01/15	5.7%
Gateway Village III		7,218	6.1%	4.8%	07/01/16	0.9%
Bernardo Heights Plaza		8,493	5.7%	3.3%	07/11/17	1.0%
Santa Teresa Village		10,723	6.2%	3.3%	02/01/18	1.3%
Senior Notes Due 2023		250,000	5.0%	5.2%	12/15/23	28.8%
Senior Notes Due 2024		250,000	4.0%	4.2%	12/15/24	28.8%
Total Fixed Rate Debt	$	574,579	4.7%	4.5%		66.5%
Variable Rate Debt:						
Credit Facility	$	286,000	1.2%	1.2%	01/31/19	33.5%
TOTAL DEBT	$	860,579	3.6%	3.4%		
Net unamortized premiums on mortgages		1,503				
Net unamortized discount on notes		(6,992)				
TOTAL DEBT - NET	$	855,090				100.0%

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	Percentage of GLA
Unencumbered properties	60	7,033,462	91.5%
Encumbered properties	4	654,594	8.5%
	64	7,688,056	100.0%

Summary of Principal Maturities

Principal Maturities		Principal Amortization		Principal due at Maturity		Unsecured Credit Facilities		Senior Unsecured Notes		Total	Percentage of Debt Maturing
2015	$	403	$	47,996	$	-	$	-	$	48,399	5.7%
2016		463		7,120		-		-		7,583	0.9%
2017		361		8,099		-		-		8,460	1.0%
2018		43		10,094		-		-		10,137	1.3%
2019		-		-		286,000		-		286,000	33.5%
2023		-		-		-		250,000		250,000	28.8%
2024		-		-		-		250,000		250,000	28.8%
	$	1,270	$	73,309	$	286,000	$	500,000	$	860,579	100.0%
								Net unamortized premiums on mortgages		1,503	
								Net unamortized discount on notes		(6,992)	
									$	855,090	

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	06/30/15	03/31/15	12/31/14	09/30/14
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	3.7x	3.6x	4.0x	4.1x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.6x	3.5x	3.8x	3.8x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	6.8x	6.6x	6.6x	5.9x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	36.0%	31.6%	31.4%	32.7%
Total debt/total equity market capitalization	56.2%	46.3%	45.8%	48.5%
Total debt/total book assets	43.7%	42.3%	40.1%	38.2%
Total debt/undepreciated book value	41.4%	40.3%	38.3%	36.6%
Secured debt/undepreciated book value	3.7%	4.5%	4.9%	5.8%
Market capitalization calculations, at period end:				
Common shares outstanding	93,601	93,451	92,774	91,551
Operating partnership units (OP units) outstanding	3,771	3,921	3,921	3,132
Warrants outstanding	-	-	-	1,290
Common stock price per share	$ 15.62	$ 18.30	$ 16.79	$ 14.70
Warrants price per share	-	-	-	$ 2.90
Common shares and OP units market equity	$ 1,520,959	$ 1,781,918	$ 1,623,516	$ 1,391,840
Warrants market equity	-	-	-	3,742
Total equity market capitalization	1,520,959	1,781,918	1,623,516	1,395,581
Total debt end of period	855,090	824,506	743,378	676,697
TOTAL MARKET CAPITALIZATION	$ 2,376,049	$ 2,606,424	$ 2,366,894	$ 2,072,278
Unsecured Senior Notes Financial Covenants:				
Total debt to total assets not to exceed 60%	44.2%	43.1%	41.2%	39.4%
Total secured debt to total assets not to exceed 40%	3.9%	4.9%	5.2%	6.3%
Total unencumbered assets to total unsecured debt not to be less than 150%	223.1%	231.6%	244.8%	259.8%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.8x	3.8x	3.8x

ROIC

2015 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired		Purchase Amount	GLA
1Q 2015					
Ontario Plaza	Ontario, CA	01/06/15	$	31,000	149,651
Park Oaks Shopping Center	Thousand Oaks, CA	01/06/15		47,745	110,092
Winston Manor	South San Francisco, CA	01/07/15		20,500	49,852
Total 1Q 2015			$	99,245	309,595
2Q 2015					
Pinole Vista/Canyon Park anchor spaces [1]	Pinole, CA / Bothell, WA	05/06/15	$	23,125	58,477
Total 2Q 2015			$	23,125	58,477
Total 2015 Acquisitions			$	122,370	368,072

(1) ROIC acquired a 58,477 square foot anchor space at Pinole Vista Shopping Center and a 35,000 square foot leasehold interest at Canyon Park Shopping Center.

ROIC

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	97.1%	$ 1,222	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	98.0%	2,679	SaveMart (Lucky) Supermarket, Kmart
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	78.3%	2,212	Viva Supermarket, Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	98.1%	2,206	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	92.6%	1,914	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	98.3%	1,867	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%	1,923	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.0%	803	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	552	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	93.7%	2,248	Raleys (Nob Hill) Supermarket
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	952	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,172	97.8%	1,960	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza		San Jose	CA	04/30/14	76,697	98.2%	1,788	SF Supermarket
Winston Manor		South San Francisco	CA	01/07/15	49,852	100.0%	1,203	Grocery Outlet Supermarket
Northern California Totals					**1,526,026**	**94.0%**	**$ 24,872**	
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.5%	$ 1,631	99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,982	Kroger (Food 4 Less) Supermarket, Marshall's
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	98.3%	2,122	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%	1,626	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	93.7%	2,722	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	92.0%	3,220	Stater Brothers Supermarket, Walgreens
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	98.6%	2,395	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,273	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,378	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,565	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	98.4%	1,202	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	99.9%	1,800	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	96.7%	1,837	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,077	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,517	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,152	Walmart Neighborhood Market, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	913	Sprouts Market
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,364	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,220	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.1%	3,699	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,167	Kroger (Ralph's) Supermarket, CVS Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,411	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza	*	Poway	CA	02/28/14	128,852	98.9%	2,622	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center		Los Angeles	CA	06/13/14	756,040	100.0%	11,627	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center		Moorpark	CA	12/03/14	133,538	98.4%	2,022	Kroger (Ralph's) Supermarket, CVS Pharmacy
Mission Foothill Marketplace		Mission Viejo	CA	12/04/14	110,678	93.2%	1,735	Haggen Supermarket, CVS Pharmacy
Ontario Plaza		Ontario	CA	01/06/15	149,651	97.1%	1,951	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center		Thousand Oaks	CA	01/06/15	110,092	99.3%	2,672	Safeway (Vons) Supermarket, Dollar Tree
Southern California Totals					**3,644,763**	**98.5%**	**$ 69,902**	

ROIC

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR [(1)]	Major Tenants
Portland Metropolitan									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	90.8%	$	910	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	100.0%		3,293	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%		1,678	Kroger (Fred Meyer) Supermarket [(2)]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%		1,541	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,659	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,176	Ross Dress For Less, Rite Aid Pharmacy, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	98.6%		846	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,343	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	96.6%		912	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		1,894	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center		Wilsonville	OR	12/11/14	167,829	95.9%		2,402	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Portland Metropolitan Totals					**1,244,553**	**98.2%**	**$**	**18,654**	
Seattle Metropolitan									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	83.2%	$	477	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,441	Haggen Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	89.4%		1,987	PCC Natural Markets, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	98.4%		1,785	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,819	100.0%		1,827	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	92.9%		2,371	WinCo Foods [(2)], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		322	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,510	93.1%		2,371	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,436	100.0%		9,390	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II		Shoreline	WA	05/22/14	65,680	100.0%		1,036	Marshall's, Pier 1 Imports
Seattle Metropolitan Totals					**1,272,714**	**96.8%**	**$**	**23,007**	
TOTAL SHOPPING CENTERS					**7,688,056**	**97.3%**	**$**	**136,435**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of ROIC.
*Denotes properties in same center pool for 2Q 2015.

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended			Six Months Ended		
	06/30/15	06/30/14	% Change	06/30/15	06/30/14	% Change
Number of shopping centers included in same-center analysis (1)	55	55		53	53	
Same-center occupancy	96.9%	96.8%	0.1%	96.8%	96.8%	0.0%
REVENUES:						
Base rents	$ 25,672	$ 24,727	3.8%	$ 48,934	$ 47,517	3.0%
Percentage rent	66	139	(52.5%)	165	559	(70.5%)
Recoveries from tenants	7,869	7,802	0.9%	15,056	14,899	1.1%
Other property income	341	134	154.5%	485	268	81.0%
TOTAL REVENUES	33,948	32,802	3.5%	64,640	63,243	2.2%
OPERATING EXPENSES:						
Property operating expenses	$ 5,667	$ 5,572	1.7%	$ 10,612	$ 10,586	0.2%
Bad debt expense	207	258	(19.8%)	465	1,009	(53.9%)
Property taxes	3,619	3,546	2.1%	6,929	6,843	1.3%
TOTAL OPERATING EXPENSES	9,493	9,376	1.2%	18,006	18,438	(2.3%)
SAME-CENTER CASH NET OPERATING INCOME	$ 24,455	$ 23,426	4.4%	$ 46,634	$ 44,805	4.1%

	Three Months Ended		Six Months Ended	
	06/30/15	06/30/14	06/30/15	06/30/14
SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION				
Same-center cash net operating income	$ 24,455	$ 23,426	$ 46,634	$ 44,805
ADJUSTMENTS:				
Depreciation and amortization	(16,874)	(14,257)	(34,508)	(27,621)
General and administrative expenses	(3,654)	(2,776)	(6,295)	(5,337)
Acquisition transaction costs	(245)	(311)	(416)	(529)
Other expense	(104)	(130)	(253)	(347)
Property revenues and expenses (2)	3,734	2,427	6,923	5,776
Non same-center cash NOI	6,486	1,309	14,583	3,081
GAAP OPERATING INCOME	$ 13,798	$ 9,688	$ 26,668	$ 19,828

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes straight-line rents, amortization of above and below-market lease intangibles, lease termination fees, and expense and recovery adjustments related to prior periods.

ROIC

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Safeway Supermarket	10	524,502	7.0%	$ 5,697	4.2%
2 Kroger Supermarket	7	291,922	3.9%	3,700	2.7%
3 Rite Aid Pharmacy	12	227,982	3.1%	3,031	2.2%
4 Marshall's / TJMaxx	7	202,086	2.7%	2,827	2.1%
5 JP Morgan Chase	16	71,115	1.0%	2,124	1.6%
6 Sprouts Market	3	133,563	1.8%	1,868	1.4%
7 Ross Dress For Less	5	135,153	1.8%	1,833	1.3%
8 SaveMart Supermarkets	3	137,454	1.8%	1,734	1.3%
9 CVS Pharmacy	6	106,891	1.4%	1,572	1.2%
10 H-Mart Supermarket	2	104,400	1.4%	1,514	1.1%
Top 10 Tenants Total	71	1,935,068	25.9%	$ 25,900	19.1%
Other Tenants	1,346	5,537,757	74.1%	110,535	80.9%
Total Portfolio	1,417	7,472,825	100.0%	$ 136,435	100.0%

Lease Expiration Schedule

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	1	21,211	0.3%	$ 16.00	0.2%
2016	10	380,713	5.1%	10.82	3.1%
2017	9	249,235	3.3%	10.02	1.8%
2018	17	477,665	6.4%	14.98	5.2%
2019	13	362,208	4.8%	15.07	4.0%
2020	13	473,930	6.3%	10.33	3.6%
2021	4	138,289	1.9%	8.51	0.9%
2022	10	313,463	4.2%	13.28	3.1%
2023	9	371,518	5.0%	16.16	4.4%
2024	3	167,034	2.2%	7.74	0.9%
2025+	26	1,230,260	16.5%	13.34	12.0%
	115	4,185,526	56.0%	$ 12.79	39.2%

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	85	182,137	2.4%	$ 23.32	3.1%
2016	215	424,354	5.7%	25.19	7.8%
2017	245	528,526	7.1%	26.48	10.3%
2018	216	481,102	6.4%	26.98	9.5%
2019	160	386,743	5.2%	25.17	7.1%
2020	155	430,134	5.8%	23.98	7.6%
2021	45	166,154	2.2%	23.09	2.8%
2022	47	171,937	2.3%	25.58	3.2%
2023	26	82,825	1.1%	27.68	1.7%
2024	43	136,348	1.8%	23.90	2.4%
2025+	65	297,039	4.0%	24.16	5.3%
	1,302	3,287,299	44.0%	$ 25.22	60.8%

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2015	86	203,348	2.7%	$ 22.56	3.3%
2016	225	805,067	10.8%	18.39	10.9%
2017	254	777,761	10.4%	21.21	12.1%
2018	233	958,767	12.8%	21.00	14.7%
2019	173	748,951	10.0%	20.28	11.1%
2020	168	904,064	12.1%	16.82	11.2%
2021	49	304,443	4.1%	16.47	3.7%
2022	57	485,400	6.5%	17.64	6.3%
2023	35	454,343	6.1%	18.26	6.1%
2024	46	303,382	4.0%	15.01	3.3%
2025+	91	1,527,299	20.5%	15.44	17.3%
	1,417	7,472,825	100.0%	$ 18.26	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet
(2) Does not assume exercise of renewal options

ROIC

Leasing Summary

	For the Three Months Ended June 30, 2015			For the Six Months Ended June 30, 2015		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	35	2	37	83	2	85
Gross Leasable Area (sq. ft.)	88,999	58,117	147,116	199,643	58,117	257,760
Initial Base Rent ($/sq. ft.) (1)	$ 21.76	$ 15.01	$ 19.09	$ 22.61	$ 15.01	$ 20.89
Tenant Improvements ($/sq. ft.)	$ 9.97	$ 6.54	$ 8.62	$ 7.73	$ 6.54	$ 7.46
Leasing Commissions ($/sq. ft.)	$ 2.22	$ 1.81	$ 2.06	$ 2.24	$ 1.81	$ 2.14
Weighted Average Lease Term (Yrs.)	6.6	14.1	9.6	6.1	14.1	7.9
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	56	-	56	98	2	100
Gross Leasable Area (sq. ft.)	95,577	-	95,577	202,086	63,042	265,128
Initial Base Rent ($/sq. ft.) (1)	$ 30.26	$ -	$ 30.26	$ 28.01	$ 13.31	$ 24.51
Tenant Improvements ($/sq. ft.)	$ 0.02	$ -	$ 0.02	$ 0.06	$ -	$ 0.04
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.10	$ -	$ 0.08
Weighted Average Lease Term (Yrs.)	4.8	-	4.8	4.7	3.7	4.4
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	91	2	93	181	4	185
Gross Leasable Area (sq. ft.)	184,576	58,117	242,693	401,729	121,159	522,888
Initial Base Rent ($/sq. ft.) (1)	$ 26.16	$ 15.01	$ 23.49	$ 25.32	$ 14.13	$ 22.73
Tenant Improvements ($/sq. ft.)	$ 4.82	$ 6.54	$ 5.23	$ 3.87	$ 3.14	$ 3.70
Leasing Commissions ($/sq. ft.)	$ 1.07	$ 1.81	$ 1.25	$ 1.16	$ 0.87	$ 1.10
Weighted Average Lease Term (Yrs.)	5.7	14.1	7.7	5.4	8.7	6.1

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

ROIC

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended June 30, 2015			For the Six Months Ended June 30, 2015		
	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	23	2	25	58	2	60
Comparative GLA (sq. ft.) (1)	59,747	58,117	117,864	143,064	58,117	201,181
Prior Base Rent ($/sq. ft.) (2)	$ 20.88	$ 4.52	$ 12.81	$ 19.56	$ 4.52	$ 15.22
Initial Base Rent ($/sq. ft.)	$ 24.19	$ 15.01	$ 19.66	$ 23.69	$ 15.01	$ 21.19
Percentage Change in Base Rents	15.9%	231.7%	53.5%	21.1%	231.7%	39.2%
Tenant Improvements ($/sq. ft.)	$ 11.91	$ 6.54	$ 9.26	$ 9.00	$ 6.54	$ 8.29
Leasing Commissions ($/sq. ft.)	$ 2.76	$ 1.81	$ 2.29	$ 2.38	$ 1.81	$ 2.22
Weighted Average Lease Term (Yrs.)	7.4	14.1	10.7	6.2	14.1	8.5

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	56	-	56	98	2	100
Comparative GLA (sq. ft.) (1)	95,577	-	95,577	202,086	63,042	265,128
Prior Base Rent ($/sq. ft.) (2)	$ 27.53	$ -	$ 27.53	$ 25.54	$ 13.31	$ 22.63
Initial Base Rent ($/sq. ft.)	$ 30.26	$ -	$ 30.26	$ 28.01	$ 13.31	$ 24.51
Percentage Change in Base Rents	9.9%	-	9.9%	9.7%	0.0%	8.3%
Tenant Improvements ($/sq. ft.)	$ 0.02	$ -	$ 0.02	$ 0.06	$ -	$ 0.04
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.10	$ -	$ 0.08
Weighted Average Lease Term (Yrs.)	4.8	-	4.8	4.7	3.7	4.4

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	79	2	81	156	4	160
Comparative GLA (sq. ft.) (1)	155,324	58,117	213,441	345,150	121,159	466,309
Prior Base Rent ($/sq. ft.) (2)	$ 24.97	$ 4.52	$ 19.40	$ 23.06	$ 9.10	$ 19.43
Initial Base Rent ($/sq. ft.)	$ 27.93	$ 15.01	$ 24.41	$ 26.22	$ 14.13	$ 23.08
Percentage Change in Base Rents	11.8%	231.7%	25.8%	13.7%	55.3%	18.8%
Tenant Improvements ($/sq. ft.)	$ 4.59	$ 6.54	$ 5.12	$ 3.77	$ 3.14	$ 3.60
Leasing Commissions ($/sq. ft.)	$ 1.06	$ 1.81	$ 1.27	$ 1.05	$ 0.87	$ 1.00
Weighted Average Lease Term (Yrs.)	5.8	14.1	8.1	5.3	8.7	6.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

ROIC

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Canaccord Genuity	Paul Morgan	415.325.4187
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
Cowen and Company	James Sullivan	616.562.1380
	Michael Gorman	646.562.1320
Green Street	Jason White	949.640.8780
	Jay Carlington	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Michael Souers	212.438.2508